UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 12, 2025

ARMSTRONG WORLD INDUSTRIES, INC.

(Exact name of registrant as specified in its charter)

Pennsylvania	1-2116	23-0366390
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

2500 Columbia Avenue P.O. Box 3001 Lancaster, Pennsylvania	17603
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (717) 397-0611

NA

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	AWI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 5 - Corporate Governance and Management

Item 5.07	Submission of Matters to a Vote of Security Holders.

On June 12, 2025, Armstrong World Industries, Inc. (the “Company”) held its Annual Meeting of Shareholders (the “Annual Meeting”) during which shareholders: (i) elected all seven (7) nominees to the Company’s Board of Directors (the “Board”), (ii) ratified the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year 2025, and (iii) approved, on an advisory basis, the Company’s executive compensation program. The voting results are set forth in the tables below.

Election of Directors

	For	Withheld	Broker Non- Vote
Victor D. Grizzle	39,206,215	82,228	1,413,410
Richard D. Holder	37,431,838	1,856,605	1,413,410
Barbara L. Loughran	38,203,376	1,085,067	1,413,410
William H. Osborne	37,916,340	1,372,103	1,413,410
Kathleen E. Pitre	39,206,193	82,250	1,413,410
Wayne R. Shurts	38,992,904	295,539	1,413,410
Roy W. Templin	39,163,837	124,606	1,413,410

Ratification of the Appointment of KPMG LLP

For	Against	Abstain	Broker Non-Vote
39,649,286	900,580	151,987	—

Advisory Approval of Executive Compensation

For	Against	Abstain	Broker Non-Vote
33,166,629	5,968,604	153,210	1,413,410

Section 8 - Other Events

Item 8.01	Other Events.

Appointment of Board Committee Members and Chairs

Following the Annual Meeting, the Board appointed the following directors to be members of the Board’s standing committees, effective immediately.

Committee	Members
Audit	Richard D. Holder, Barbara L. Loughran (Chair), Kathleen E. Pitre and Wayne R. Shurts

Finance	Richard D. Holder, Barbara L. Loughran, and Roy W. Templin (Chair)

Management Development & Compensation	William H. Osborne, Kathleen E. Pitre and Wayne R. Shurts (Chair)

Nominating, Governance & Social Responsibility	Richard D. Holder (Chair), Barbara L. Loughran, and William H. Osborne

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARMSTRONG WORLD INDUSTRIES, INC.

By:	/s/ Austin K. So
Austin K. So
Senior Vice President, General Counsel, Head of Government Relations & Chief Sustainability Officer

Date: June 17, 2025

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